SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): July 7, 1998
                        Commission File Number:  0-10104


                            LA TEKO RESOURCES LTD.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             BRITISH COLUMBIA                       87-0483319
      ------------------------------           -------------------
     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



     625 HOWE STREET, SUITE 500
             VANCOUVER, B.C.                         V6C 2T6
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     (Address of Principal Executive                (Zip Code)
                 Offices)

              Registrant's Telephone Number, including Area Code:
                               (604) 688-0833




                               NOT APPLICABLE
      ---------------------------------------------------------------
     (Former name, former address, and formal fiscal year, if changed since last report)



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                             ITEM 5:  OTHER EVENTS

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On July 7, 1998, La Teko Resources Ltd. announced that as of July 2, 1998, its shares have been accepted for trading on the Toronto Stock Exchange under the symbol LAO.

La Teko is as mineral exploration and development company focusing on gold in the Tintina Gold Belt of Alaska and adjacent Yukon. In addition to La Teko's True North and Ryan Lode gold deposits, this world class gold belt includes the historic gold placers of the Klondike and Fairbanks, the Fort Knox and Brewery Creek gold mines as well as the developing Donlin Creek (6.7 million ounces-- Placer Dome) and Pogo (4.5 million ounces--Teck/Sumitomo) deposits. Total historic production from the Tintina Gold Belt amounts to approximately 30 million ounces, with an additional 40 million ounces in current reserves and resources.

La Teko's 17,500 acre True North property, under option to Newmont, contains a mineral inventory of 1.31 million ounces (18.2 million tons as 0.072 oz/ton gold) in a open pittable configuration. The property is accessible over paved highway, 20 miles from Fairbanks. Operator Newmont has spent over $10.5 million exploring the property to date. Newmont's $3.6 million 1998 program includes ongoing exploration and a pre-feasibility study. To earn a 65% interest in the property, Newmont must spend $21 million, complete a feasibility study, and pay La Teko $6 million (fully paid).

The Ryan Lode project, just outside of Fairbanks, contains a resource of 822,000 ounces of gold (14.5 million tons at 0.056 oz/ton) within which is a higher grade core of 415,000 ounces (4.5 million tons at 0.09 oz/ton). La Teko is actively seeking a purchaser or joint venture partner for this project.

In exploration, La Teko has successfully completed a Phase I Induced Polarization survey on its Scheelite Dome gold property in the Yukon and plans to drill the property in August. A power auger soil sampling program is underway on the Company's Twin Buttes property, along strike from True North and Kinross Gold's Fort Knox Mine, northeast of Fairbanks. The Company's other project in the area, Discovery Gulch, has just been optioned to Camnor Resources Ltd.


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                                   SIGNATURES

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      Pursuant to the requirements of section 13 or 15(d) of the Securities
Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          LA TEKO RESOURCES LTD.



Dated:  July 9, 1998                      By /s/ Gerald G. Carlson, President